Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated April 2, 1996 included in or made a part of this Registration Statement of Hibbett Sporting Goods, Inc. on Form S-1 (No. 333-07023) and to the reference to our Firm under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                                         Arthur Andersen LLP


Birmingham, Alabama
July 12, 1996